[front cover]

American Century
Fund Profile

[photo of woman on sitting on bench, photo of hand holding pencil]

International Bond Fund

This profile summarizes key information about the fund that is included in the fund's Prospectus. The fund's Prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund, that you may want to consider before you invest.

You may obtain the Prospectus and other information about the fund at no cost by calling us at 1-800-345-2021, accessing our Web site or visiting one of our
Investor Centers. See the back cover for additional telephone numbers and our address.

January 29, 2001
Investor Class

[american century logo and text logo (reg. sm)]
American
Century

INTERNATIONAL BOND FUND

1. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    International Bond seeks high total return.

2. WHAT IS THE FUND'S INVESTMENT STRATEGY?

    The fund buys high-quality, nondollar-denominated foreign government and foreign corporate debt securities.

    All of the investments must satisfy the credit quality standards (i.e., AA or higher) established by the Trustees of the fund.

    The subadvisor selects the fund's investments by using a combination of fundamental research, and bond and currency valuation models.

    *  Economic/Political Fundamentals. The subadvisor evaluates each country's economic climate and political discipline for controlling deficits and inflation.

    *  Expected Return. Using economic forecasts, the subadvisor projects the expected return for each country.

    *  Relative Value. By contrasting expected risks and returns for investments in each country, the subadvisor selects those countries expected to produce the best return at reasonable risk.

    Generally, the fund will only purchase bonds denominated in foreign currencies. Because the fund is designed for U.S. investors seeking currency and interest rate diversification, the fund limits its use of hedging strategies that may minimize the effect of currency fluctuations. The fund may hedge up to 25% of its total assets into U.S. dollars when the subadvisor considers the dollar to be attractive relative to foreign currencies.

    The weighted average maturity of the fund is expected to be between two and
    10 years.

    Additional information about International Bond's investments is available in its annual and semiannual reports. In these reports you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the most recent fiscal period. You may get these reports at no cost by calling us.

3. WHAT ARE THE SIGNIFICANT RISKS OF INVESTING IN THE FUND?

    *  When interest rates change, the fund's share value will be affected.
    Generally, when interest rates rise, the fund's share value will decline.
    The opposite is true when interest rates decline. The interest rate risk for
    International Bond is higher than for funds that have shorter weighted average maturities, such as short-term and limited-term funds.

    *  As with all funds, your shares may be worth more or less at any given time than the price you paid for them. As a result, it is possible to lose money by investing in the fund.

    *  An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

    *  International Bond invests primarily in foreign securities, which involves greater risks than investing in U.S. securities. These risks are summarized below.

       Currency Risk. In addition to changes in the value of the fund's investments, changes in the value of foreign currencies against the U.S.
    dollar also could result in gains or losses to the fund. The value of a share of International Bond is determined in U.S. dollars. The fund's investments, however, generally are held in the foreign currency of the country where investments are made. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar.

       Political and Economic Risk. The fund invests primarily in foreign debt securities, which are generally riskier than U.S. debt securities. As a result the fund is subject to political and economic risk, meaning that political events (civil unrest, national elections, imposition of exchange controls), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the fund invests could cause the fund's investments in that country to experience gains or losses. The fund also could be unable to enforce its ownership rights to pursue legal remedies in countries where it invests.

International Bond                            American Century Investments

       Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less government regulation and oversight. Foreign markets also may have procedures that make it difficult for the fund to buy and sell securities. These factors could result in a loss to the fund.

       Availability of Information. Generally, foreign companies are not subject to the regulatory controls or uniform accounting, auditing and financial reporting standards imposed on U.S. issuers. As a result, there may be less publicly available information about foreign issuers than is available regarding U.S. issuers.

    In summary, International Bond is intended for investors who find foreign securities an appropriate investment and who are willing to accept the increased risk associated with the fund's investment strategy. An investment in the fund should not be considered a complete investment program and is not appropriate for investors who are unable to tolerate rapid fluctuations in the value of their investment.

    FUND PERFORMANCE

    The following bar chart shows the actual performance of International Bond's
    Investor Class shares for each full calendar year since the fund's inception on January 7, 1992. The bar chart indicates the volatility of the fund's historical returns from year to year. The bar chart and the performance information below are not intended to indicate how the fund will perform in the future.

[data shown in bar chart]
     Calendar Year-By-Year Returns

2000     -1.20%
1999    -10.36
1998     17.87%
1997     -5.88%
1996      6.38%
1995     24.40%
1994      1.52%
1993     11.79%

    The highest and lowest quarterly returns for the period reflected in the bar chart are:

                              Highest                 Lowest
-----------------------------------------------------------------------------
    International Bond        13.84% (1Q 1995)        -6.79% (1Q 1997)

    The following table shows the average annual total returns of the fund's
    Investor Class shares for the periods indicated. The J.P. Morgan Global
    Traded Government Bond Index (excluding the United States and with Japan weighted at 15%), an unmanaged index that reflects no operating costs, is included as a benchmark for performance comparisons. For current performance information, including yields, please call us or access our Web site.

                                 1 YEAR    5 YEARS  LIFE OF FUND(1)
     AVERAGE ANNUAL TOTAL RETURNS (PERIOD ENDED DECEMBER 31, 2000)
     International Bond           -1.20%    0.89%      5.23%

     J.P. Morgan Global Traded
        Government Bond Index     -0.23%    1.40%      5.35%(2)

        (1) The inception date for International Bond is January 7, 1992.

        (2) Since December 31, 1991, the date closest to the fund's inception for which data are available.

4. WHAT ARE THE FUND'S FEES AND EXPENSES?

    There are no sales loads, fees or other charges

    *  to buy fund shares directly from American Century

    *  to reinvest dividends in additional shares

    *  to exchange into the Investor Class shares of other American Century funds

    *  to redeem your shares

    The following table describes the fees and expenses you will pay if you buy and hold shares of the fund.

     ANNUAL FUND OPERATING EXPENSES
     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
         Management Fee                               0.83%(1)
         Distribution and Service (12b-1) Fees         None
         Other Expenses                               0.02%(2)
         Total Annual Fund Operating Expenses         0.85%

        (1) Based on expenses incurred during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as fund assets increase.

        (2) Other expenses include the fees and expenses of the fund's independent trustees and their legal counsel, as well as interest.

International Bond                                             Fund Profile

           EXAMPLE
             Assuming you . . .
             * invest $10,000 in the fund
             * redeem all of your shares at the end of the periods shown below
             * earn a 5% return each year
             * incur the same operating expenses as shown above
             . . . your cost of investing in the fund would be:

           1 year  3 years  5 years  10 years
             $87    $271     $470     $1,045

             Of course, actual costs may be higher or lower. Use this example to compare the costs of investing in other funds.

5. WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

    American Century Investment Management, Inc. provides investment advisory and management services for the fund. American Century uses teams of portfolio managers, assistant portfolio managers and analysts working together to manage its mutual funds. J.P. Morgan Investment Management Inc.
    (JPMIM) is the fund's subadvisor and is responsible for its day-to-day operations. JPMIM is headquartered in New York and maintains offices in most of the world's financial centers, including London and Frankfurt. Identified below is the portfolio manager who leads the team that manages International
    Bond:

    DAVID M. GIBBON, Vice President, JPMIM and Fixed-Income Portfolio Manager,
    has been a member of the team that manages International Bond since December
    1998. He joined JPMIM, New York in 1992 and has worked in London since 1997.
    He has a bachelor's degree in physics from Princeton University. He is a
    Chartered Financial Analyst.

6. HOW DO I BUY FUND SHARES?

    American Century offers several ways to purchase shares

    *  Complete and return an application along with an investment check payable to American Century Investments

    *  If you already have an American Century account, call us or access our
    Web site to exchange shares from another American Century fund

    *  Call us and send your investment by bank wire transfer

    Your initial investment must be at least $2,500 ($1,000 for traditional and
    Roth IRAs). If your account balance falls below this account minimum, your shares may be redeemed involuntarily.

7. HOW DO I SELL FUND SHARES?

    You may sell all or part of your fund shares on any business day by writing or calling us. You also may exchange your shares in International Bond for shares in nearly 70 other mutual funds offered by American Century.
    Depending on the options you select when you open your account, some restrictions may apply. For your protection, some redemption requests require a signature guarantee.

8. HOW ARE FUND DISTRIBUTIONS MADE AND TAXED?

    International Bond pays distributions of substantially all of its income quarterly, although it may elect not to pay a distribution in a given quarter. Distributions from realized capital gains are paid once a year, usually in December. Distributions may be taxable as ordinary income, capital gains or a combination of the two. Capital gains are taxed at different rates depending on the length of time the fund held the securities that were sold. Distributions are reinvested automatically in additional shares unless you choose another option.

International Bond                            American Century Investments

9. WHAT SERVICES ARE AVAILABLE?

    American Century offers several ways to make it easier  for you to manage your account, such as

    *  telephone transactions

    *  wire and electronic funds transfers

    *  24-hour Automated Information Line transactions

    *  24-hour online account access and transactions

    You will find more information about these choices in Your Guide to American
    Century Services, which you may request by calling us, accessing our Web site or visiting one of our Investor Centers.

    Information contained in the services guide pertains to shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or financial intermediary.

    If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or financial intermediary, your ability to purchase shares of the fund, exchange them for shares of other American
    Century funds, and redeem them will depend on the terms of your plan or financial intermediary. If you have questions about investing in an employer-sponsored retirement plan or through a financial intermediary, call a Service Representative at  1-800-345-3533.

International Bond                                             Fund Profile

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AMERICAN CENTURY INVESTMENTS
P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

INVESTOR RELATIONS
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX
816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

BUSINESS, NOT-FOR-PROFIT AND
EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

Visit our Web site at   WWW.AMERICANCENTURY.COM     [link to web site with arrow]

                                   American Century Investment Services, Inc.
SH-PRF-23616   0101             (c)2001 American Century Services Corporation